Exhibit 99.1

Contacts:
Deborah McBride (Media)	Kathy Guinnessey (Investors/Analysts)
mcbrided@dnb.com	Kathy.Guinnessey@dnb.com
973.921.5714	973.921.5892

Dun & Bradstreet Reports 2014 Results; Achieved Q4 Revenue
Growth Acceleration, Capping Solid 2014

•Increased Dividend by 5%.
Short Hills, NJ - February 9, 2015 - Dun & Bradstreet (NYSE: DNB), the world's leading source of commercial information and insight on businesses, today reported results for the fourth quarter and full year ended December 31, 2014.

"I’m pleased with our fourth quarter performance, which is our seasonally largest quarter. We are making progress on our strategy, and the overall execution by our team has delivered a very solid year,” said Bob Carrigan, President & CEO of Dun & Bradstreet. "Our strategy is helping us meet our customers’ growing need for data and insight, and we enter 2015 on track to achieve our goal of long-term sustainable growth."
Fourth Quarter 2014 Highlights

•
Core revenue up 4% year over year, before the effect of foreign exchange (up 3% after the effect of foreign exchange). Total revenue up 3% year over year both before and after the effect of foreign exchange;

•
Operating income before non-core gains and charges of $161.2 million, down 7% year over year due entirely to planned strategic investments to drive long-term growth; GAAP operating income of $157.4 million, up 17%; and

•	Diluted earnings per share before non-core gains and charges were $2.61, down 5% from $2.75 in the fourth quarter of 2013; GAAP diluted earnings per share were $2.53, up 29% from $1.96.

Full Year 2014 Highlights

•	Core and total revenue up 2% year over year, both before and after the effect of foreign exchange;

•
Operating income before non-core gains and charges of $447.4 million, down 9% year over year due entirely to planned strategic investments to drive long-term growth; GAAP operating income of $421.5 million, down 4%;

•	Diluted earnings per share before non-core gains and charges were $7.46, down 2% from $7.60 in 2013; GAAP diluted earnings per share were $7.99, up 22% from $6.54; and

•
Free cash flow for the full year 2014 was $261.6 million, compared to $278.2 million for the full year 2013; net cash provided by operating activities for the full year 2014 was $315.5 million, compared to $333.3 million for the full year 2013.

See attached Schedules 3, 4, and 5 for additional detail.

Schedule 5 provides a reconciliation to GAAP, as well as the definitions of the non-GAAP financial measures that the Company used to evaluate the business in 2013 and 2014.

Deferred revenue for the Company as of December 31, 2014 was $584.9 million, down 3%; North America was $455.6 million, down 1% and total International was $129.3 million, down 7%.  After adjusting total Company and total International for the effect of foreign exchange of 2 points and 4 points, respectively, total Company was down 1% and total International was down 3%.  Committed sales through Alliance partners would have added more than 1 point to both North America and total Company.

Fourth Quarter 2014 Segment Results

North America

•	Core and total revenue were $379.9 million, up 4% year over year both before and after the effect of foreign exchange.

•	Operating Income before non-core gains and charges was $151.7 million, down 3% year over year. On a GAAP basis, operating income was $151.7 million, up 22% year over year.

Asia Pacific

•	Core and total revenue were $46.4 million, up 7% year over year before the effect of foreign exchange (up 5% after the effect of foreign exchange).

•	Operating Income before non-core gains and charges was $7.2 million, up 41% year over year. On a GAAP basis, operating income was $7.2 million compared to $3.1 million in the fourth quarter of 2013.

Europe & Other International Markets

•	Core and total revenue were $63.5 million, down 2% year over year before the effect of foreign exchange (down 4% after the effect of foreign exchange).

•	Operating Income was $21.0 million, down 11% year over year.

Full Year 2014 Segment Results

North America

•	Core and total revenue were $1,248.8 million, up 1% year over year both before and after the effect of foreign exchange.

•	Operating Income before non-core gains and charges was $405.1 million, down 8% year over year. On a GAAP basis, operating income was $397.8 million, down 2% year over year.

Asia Pacific

•
Core revenue of $181.7 million, up 6% year over year before the effect of foreign exchange (up 2% after the effect of foreign exchange). Total revenue of $181.7 million, up 5% year over year before the effect of foreign exchange (up 1% after the effect of foreign exchange).

•	Operating Income before non-core gains and charges was $29.0 million, up 38% year over year. On a GAAP basis, operating income was $28.8 million, up 52% year over year.

Europe & Other International Markets

•
Core revenue of $251.2 million, up 1% year over year before the effect of foreign exchange (up 4% after the effect of foreign exchange). Total revenue of $251.3 million, up 1% year over year before the effect of foreign exchange (up 4% after the effect of foreign exchange).

•	Operating Income was $75.3 million, up 3% year over year.

See Attached Schedules 3 and 5 for additional detail.

Dividend Increase

Dun & Bradstreet today announced that it has declared an increased quarterly cash dividend of $0.4625 per share, up from Dun & Bradstreet’s prior quarterly dividend of $0.44 per share. This quarterly cash dividend is payable on March 11, 2015, to shareholders of record at the close of business on February 24, 2015.

Use of Non-GAAP Financial Measures

In addition to reporting GAAP results, the Company reported results before restructuring charges and other non-core gains and charges which may be recurring, such as legal and other professional expenses associated with the ongoing China investigation, because they do not reflect the Company's underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations.

Non-GAAP results are presented only as a supplement to the financial statements presented in accordance with GAAP. The non-GAAP financial information is provided to enhance the reader’s understanding of our underlying financial performance. These non-GAAP financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of revenue, operating income, operating margin, net income or EPS as determined in accordance with GAAP.

Dun & Bradstreet reports non-GAAP financial measures in this press release and the schedules attached. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - How We Manage Our Business” in the Company’s Annual Report on Form 10-K for the year ending December 31, 2013, filed February 28, 2014 with the SEC, for a further discussion of how the Company defines these measures, why it uses them and why it believes they provide useful information to investors.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and related notes are presented and defined in Schedule 5 attached to this press release.

Effective January 1, 2015, in addition to reporting GAAP results, the Company will report results on an “As Adjusted” basis which are before restructuring charges, other non-core gains and charges (such as gains and losses on sales of businesses, impairment charges and tax settlements), acquisition related fees (such as deal related costs for bankers, legal fees, diligence costs and retention payments) and acquisition related amortization expense, because they do not reflect the Company's underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations.

Fourth Quarter 2014 Teleconference

As previously announced, Dun & Bradstreet will review its fourth quarter and full year 2014 results and its 2015 guidance in a conference call with the investment community on Tuesday, February 10, 2015, at 8 a.m. ET. Live audio, as well as a replay of the conference call, will be accessible on Dun & Bradstreet's Investor Relations Web site at http://investor.dnb.com.

**************

About Dun & Bradstreet® (D&B)
The Dun & Bradstreet Corporation is the world's leading source of commercial data, analytics and insight on businesses. Our global commercial database contains more than 240 million business records. We transform commercial data into valuable insight which is the foundation of our global solutions that customers rely on to make critical business decisions.

Dun & Bradstreet provides solution sets that meet a diverse set of customer needs globally. Customers use D&B Risk Management Solutions™ to mitigate credit and supplier risk, increase cash flow and drive increased profitability, and D&B Sales & Marketing Solutions™ to provide data management capabilities that provide effective and cost efficient marketing solutions to increase revenue from new and existing customers.

For more information, please visit www.dnb.com.
Forward-Looking and Cautionary Statements

The statements in this press release that do not relate to historical facts may be forward-looking statements. These include, without limitation, any statements related to financial guidance or strategic goals. Forward-looking statements are inherently uncertain and are subject to a number of risks and uncertainties that could cause actual results and outcomes to be materially different from those indicated by the forward-looking statements. These risks and uncertainties include, among others, (i) reliance on third parties to support critical components of our business model; (ii) our ability to protect our information technology infrastructure against cyber attack and unauthorized access; (iii) risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; (iv) customer demand for our products; (v) the successful implementation of our business strategy; (vi) the integrity and security of our global database and data centers; (vii) our ability to maintain the integrity of our brand and reputation and to successfully achieve our plan to modernize our Dun & Bradstreet brand; (viii) our ability to renew large contracts and the related revenue recognition and timing thereof; (ix) the impact of macro-economic challenges on our customers and vendors; (x) future laws or regulations with respect to the collection, compilation, storage, use and/or publication of information and adverse publicity or litigation concerning the commercial use of such information; (xi) our ability to acquire and successfully integrate other businesses, products and technologies; (xii) adherence by third-party members of our D&B Worldwide Network, or other third parties who license and sell under the Dun & Bradstreet name, to our quality standards and to the renewal of their agreements with Dun & Bradstreet; (xiii) the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border and/or publish data; and (xiv) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis,” “Legal Proceedings” and elsewhere in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the Company’s other reports or documents filed or furnished with the Securities and Exchange Commission. Dun & Bradstreet cautions that the foregoing list of important risk factors is not complete and except as otherwise required by federal securities laws does not undertake any obligation to update any forward-looking statement.

The Dun & Bradstreet Corporation	Schedule 1
Consolidated Statement of Operations (unaudited) - GAAP Results

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Full Year		AFX	Foreign	BFX
	December 31,		% Change	Exchange	% Change	December 31,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2014	2013	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2014	2013	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

North America	$379.9	$366.2	4%	0%	4%	$1,248.8	$1,233.9	1%	0%	1%

Asia Pacific	46.4	44.2	5%	(2)%	7%	181.7	178.3	2%	(4)%	6%
Europe and Other International Markets	63.5	66.2	(4)%	(2)%	(2)%	251.2	241.4	4%	3%	1%
International	109.9	110.4	0%	(2)%	2%	432.9	419.7	3%	0%	3%

Core Revenue	$489.8	$476.6	3%	(1)%	4%	$1,681.7	$1,653.6	2%	0%	2%

Divested and Other Business (1)	—	0.1	N/M	N/M	N/M	0.1	1.6	(94)%	(1)%	(93)%

Total Revenue	$489.8	$476.7	3%	0%	3%	$1,681.8	$1,655.2	2%	0%	2%

Operating Income (Loss):

North America (2)	$151.7	$124.6	22%			$397.8	$407.4	(2)%

Asia Pacific (3)	7.2	3.1	N/M			28.8	19.0	52%
Europe and Other International Markets	21.0	23.5	(11)%			75.3	72.9	3%
International	28.2	26.6	6%			104.1	91.9	13%

Corporate and Other (4)	(22.5)	(16.3)	(39)%			(80.4)	(62.2)	(29)%

Total Operating Income (5)	157.4	134.9	17%			421.5	437.1	(4)%

Interest Income	0.5	0.4	39%			1.7	1.3	35%
Interest Expense	(11.0)	(10.5)	(6)%			(43.3)	(40.7)	(7)%
Other Income (Expense) - Net (6)	(0.3)	(0.2)	(19)%			(31.3)	(1.7)	N/M

Non-Operating Income (Expense) - Net	(10.8)	(10.3)	(5)%			(72.9)	(41.1)	(77)%

Income Before Provision for Income Taxes	146.6	124.6	18%			348.6	396.0	(12)%

Less: Provision for Income Taxes	53.3	47.9	(12)%			52.6	135.5	61%
Equity in Net Income (Loss) of Affiliates	(0.7)	(0.1)	N/M			1.9	1.6	17%

Net Income	92.6	76.6	21%			297.9	262.1	14%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(0.9)	(1.3)	33%			(3.5)	(3.6)	5%

Net Income Attributable to Dun & Bradstreet (7)	91.7	75.3	22%			294.4	258.5	14%

Less: Allocation to Participating Securities	—	—	0%			—	—	0%

Net Income Attributable to Dun & Bradstreet Common Shareholders	$91.7	$75.3	22%			$294.4	$258.5	14%

Basic Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$2.55	$1.98	29%			$8.06	$6.61	22%

Diluted Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (8)	$2.53	$1.96	29%	$7.99	$6.54	22%

Weighted Average Number of Shares Outstanding:
Basic	35.9	38.0	5%	36.5	39.1	7%
Diluted	36.3	38.4	5%	36.9	39.5	7%

Operating Margins (Calculated on Total Revenue)

North America	39.9%	34.0%	31.9%	33.0%
Asia Pacific	15.5%	7.0%	15.9%	10.6%
Europe and Other International Markets	33.1%	35.4%	30.0%	30.1%
International	25.7%	24.1%	24.0%	21.8%
Total Company	32.1%	28.3%	25.1%	26.4%

Effective Tax Rate	36.4%	38.4%	15.1%	34.2%

AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 5 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 2
Consolidated Statement of Operations (unaudited) - Before Non-Core Gains and Charges

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Full Year		AFX	Foreign	BFX
	December 31,		% Change	Exchange	% Change	December 31,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2014	2013	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2014	2013	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)
Revenue:

North America	$379.9	$366.2	4%	0%	4%	$1,248.8	$1,233.9	1%	0%	1%

Asia Pacific	46.4	44.2	5%	(2)%	7%	181.7	178.3	2%	(4)%	6%
Europe and Other International Markets	63.5	66.2	(4)%	(2)%	(2)%	251.2	241.4	4%	3%	1%
International	109.9	110.4	0%	(2)%	2%	432.9	419.7	3%	0%	3%

Core Revenue	$489.8	$476.6	3%	(1)%	4%	$1,681.7	$1,653.6	2%	0%	2%

Divested and Other Business (1)	—	0.1	N/M	N/M	N/M	0.1	1.6	(94)%	(1)%	(93)%

Total Revenue	$489.8	$476.7	3%	0%	3%	$1,681.8	$1,655.2	2%	0%	2%

Operating Income (Loss):

North America (2)	$151.7	$155.9	(3)%			$405.1	$438.7	(8)%

Asia Pacific (3)	7.2	5.1	41%			29.0	21.0	38%
Europe and Other International Markets	21.0	23.5	(11)%			75.3	72.9	3%
International	28.2	28.6	(2)%			104.3	93.9	11%

Corporate and Other (4)	(18.7)	(11.8)	(58)%			(62.0)	(40.9)	(52)%

Total Operating Income (5)	161.2	172.7	(7)%			447.4	491.7	(9)%

Interest Income	0.5	0.4	39%			1.7	1.3	35%
Interest Expense	(11.0)	(10.5)	(6)%			(43.3)	(40.7)	(7)%
Other Income (Expense) - Net (6)	(0.3)	(0.4)	32%			(2.7)	(2.5)	(6)%

Non-Operating Income (Expense) - Net	(10.8)	(10.5)	(3)%			(44.3)	(41.9)	(6)%

Income Before Provision for Income Taxes	150.4	162.2	(7)%			403.1	449.8	(10)%

Less: Provision for Income Taxes	54.1	55.3	2%			126.6	147.3	14%
Equity in Net Income (Loss) of Affiliates	(0.7)	(0.1)	N/M			1.9	1.6	17%

Net Income	95.6	106.8	(10)%			278.4	304.1	(8)%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(0.9)	(1.3)	33%			(3.5)	(3.6)	5%

Net Income Attributable to Dun & Bradstreet (7)	94.7	105.5	(10)%			274.9	300.5	(9)%

Less: Allocation to Participating Securities	—	—	0%			—	—	0%

Net Income Attributable to Dun & Bradstreet Common Shareholders	$94.7	$105.5	(10)%			$274.9	$300.5	(9)%

Basic Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$2.64	$2.78	(5)%	$7.53	$7.68	(2)%

Diluted Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (8)	$2.61	$2.75	(5)%	$7.46	$7.60	(2)%

Weighted Average Number of Shares Outstanding:
Basic	35.9	38.0	5%	36.5	39.1	7%
Diluted	36.3	38.4	5%	36.9	39.5	7%

Operating Margins (Calculated on Total Revenue)

North America	39.9%	42.6%	32.4%	35.6%
Asia Pacific	15.5%	11.6%	16.0%	11.7%
Europe and Other International Markets	33.1%	35.4%	30.0%	30.1%
International	25.6%	25.9%	24.1%	22.3%
Total Company	32.9%	36.2%	26.6%	29.7%

Effective Tax Rate	35.9%	34.1%	31.4%	32.8%

AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 5 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited)

	Quarter Ended			Effects of		Full Year			Effects of
	December 31,		AFX	Foreign	BFX	December 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2014	2013	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2014	2013	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
North America:
Risk Management Solutions	$187.0	$182.4	2%	(1)%	3%	$691.7	$693.2	0%	0%	0%
Sales & Marketing Solutions	192.9	183.8	5%	0%	5%	557.1	540.7	3%	0%	3%
Subtotal Core Revenue	379.9	366.2	4%	0%	4%	1,248.8	1,233.9	1%	0%	1%

Divested and Other Business[1]	—	—	N/M	N/M	N/M	—	—	N/M	N/M	N/M

Total North America Revenue	$379.9	$366.2	4%	0%	4%	$1,248.8	$1,233.9	1%	0%	1%

Asia Pacific:
Risk Management Solutions	$39.8	$38.1	5%	(2)%	7%	$158.9	$154.5	3%	(4)%	7%
Sales & Marketing Solutions	6.6	6.1	7%	(1)%	8%	22.8	23.8	(5)%	(3)%	(2)%
Subtotal Core Revenue	46.4	44.2	5%	(2)%	7%	181.7	178.3	2%	(4)%	6%

Divested and Other Business[1]	—	—	N/M	N/M	N/M	—	1.0	N/M	N/M	N/M

Total Asia Pacific Revenue	$46.4	$44.2	5%	(2)%	7%	$181.7	$179.3	1%	(4)%	5%

Europe and Other International Markets:
Risk Management Solutions	$51.9	$54.7	(5)%	(2)%	(3)%	$204.2	$197.7	3%	3%	0%
Sales & Marketing Solutions	11.6	11.5	1%	(1)%	2%	47.0	43.7	8%	5%	3%
Subtotal Core Revenue	63.5	66.2	(4)%	(2)%	(2)%	251.2	241.4	4%	3%	1%

Divested and Other Business[1]	—	0.1	N/M	N/M	N/M	0.1	0.6	(84)%	1%	(85)%

Total Europe and Other International Markets Revenue	$63.5	$66.3	(4)%	(2)%	(2)%	$251.3	$242.0	4%	3%	1%

International
Risk Management Solutions	$91.7	$92.8	(1)%	(2)%	1%	$363.1	$352.2	3%	0%	3%
Sales & Marketing Solutions	18.2	17.6	3%	(1)%	4%	69.8	67.5	3%	2%	1%
Subtotal Core Revenue	109.9	110.4	0%	(2)%	2%	432.9	419.7	3%	0%	3%

Divested and Other Business[1]	—	0.1	N/M	N/M	N/M	0.1	1.6	(94)%	(1)%	(93)%

Total International Revenue	$109.9	$110.5	(1)%	(3)%	2%	$433.0	$421.3	3%	0%	3%

Total Corporation:
Risk Management Solutions	$278.7	$275.2	1%	(1)%	2%	$1,054.8	$1,045.4	1%	0%	1%
Sales & Marketing Solutions	211.1	201.4	5%	0%	5%	626.9	608.2	3%	0%	3%
Subtotal Core Revenue	489.8	476.6	3%	(1)%	4%	1,681.7	1,653.6	2%	0%	2%

Divested and Other Business[1]	—	0.1	N/M	N/M	N/M	0.1	1.6	(94)%	(1)%	(93)%

Total Corporation Revenue	$489.8	$476.7	3%	0%	3%	$1,681.8	$1,655.2	2%	0%	2%

Amounts in millions

North America Risk Management Solutions (Core)
DNBi Subscription Plans[2]	$99.9	$103.9	(4)%	0%	(4)%	$400.0	$418.0	(4)%	0%	(4)%
Non-DNBi Subscription Plans[3]	12.9	12.9	0%	0%	0%	51.8	55.3	(6)%	0%	(6)%

Total RMS Subscription Plans	112.8	116.8	(4)%	(1)%	(3)%	451.8	473.3	(5)%	(1)%	(4)%
Projects and Other Risk Management Solutions[4]	74.2	65.6	13%	0%	13%	239.9	219.9	9%	0%	9%

Total North America Risk Management Solutions (Core)	$187.0	$182.4	2%	(1)%	3%	$691.7	$693.2	0%	0%	0%

North America Sales & Marketing Solutions (Core)
Traditional[5]	$60.6	$63.1	(4)%	0%	(4)%	$192.8	$203.7	(5)%	0%	(5)%
VAPS	132.3	120.7	10%	0%	10%	364.3	337.0	8%	0%	8%

Total North America Sales & Marketing Solutions (Core)	$192.9	$183.8	5%	0%	5%	$557.1	$540.7	3%	0%	3%

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited)

	Quarter Ended
Amounts in millions	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013

North America Risk Management Solutions (Core)
DNBi Subscription Plans[2]	$99.9	$100.6	$100.0	$99.5	$103.9
Non-DNBi Subscription Plans[3]	12.9	13.1	13.0	12.8	12.9

Total RMS Subscription Plans	112.8	113.7	113.0	112.3	116.8
Projects and Other Risk Management Solutions[4]	74.2	63.7	51.0	51.0	65.6

Total North America Risk Management Solutions (Core)	$187.0	$177.4	$164.0	$163.3	$182.4

North America Sales & Marketing Solutions (Core)
Traditional[5]	$60.6	$49.4	$39.2	$43.6	$63.1
VAPS	132.3	78.5	81.4	72.1	120.7

Total North America Sales & Marketing Solutions (Core)	$192.9	$127.9	$120.6	$115.7	$183.8

Notes:

		Quarter Ended		Full Year
		December 31,		December 31,

		2014	2013	2014	2013
1	Divested and Other Business:
	North America:
	Risk Management Solutions	$—	$—	$—	$—
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$—
	Asia Pacific:
	Risk Management Solutions	$—	$—	$—	$—
	Sales & Marketing Solutions	—	—	—	1.0
	Total Divested and Other Business	$—	$—	$—	$1.0
	Europe and Other International Markets:
	Risk Management Solutions	$—	$0.1	$0.1	$0.6
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$0.1	$0.1	$0.6
	Total Corporation:
	Risk Management Solutions	$—	$0.1	$0.1	$0.6
	Sales & Marketing Solutions	—	—	—	1.0
	Total Divested and Other Business	$—	$0.1	$0.1	$1.6

2
DNBi subscription plans - a subscription based online application that offers customers real time access to our most complete and up-to-date global information, comprehensive monitoring and portfolio analysis. DNBi subscription plans are contracts that allow customers unlimited use. In these instances, we recognize revenue ratably over the term of the contract.

3
Non-DNBi subscription plans - subscription contracts which provide increased access to our risk management reports and data to help customers increase their profitability while mitigating their risk. The non-DNBi subscription plans allow customers unlimited use. In these instances, we recognize revenue ratably over the term of the contract.

4
Projects and other risk management solutions - all other revenue streams. This includes, for example, our Business Information Report, our Comprehensive Report, our International Report, and D&B Direct.

5	Sales & Marketing Solutions traditional - includes the former Internet Solutions.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Financial Data (unaudited)

	Quarter Ended			Full Year
	December 31,		AFX	December 31,		AFX
			% Change			% Change
Amounts in millions	2014	2013	Fav/(Unfav)	2014	2013	Fav/(Unfav)
Operating Costs - GAAP Results:
Operating Expenses	$149.8	$162.3	8%	$557.6	$550.5	(1)%
Selling and Administrative Expenses	164.5	158.6	(4)%	624.7	582.5	(7)%
Depreciation and Amortization	15.1	17.6	14%	63.1	71.2	11%
Restructuring Expense	3.0	3.3	8%	14.9	13.9	(8)%

Total Operating Costs - GAAP Results	$332.4	$341.8	3%	$1,260.3	$1,218.1	(4)%

Capital Expenditures - GAAP Results	$2.5	$3.2	21%	$12.2	$9.5	(28)%

Additions to Computer Software & Other Intangibles -
GAAP Results	$12.3	$15.6	21%	$41.7	$45.6	9%

Operating Costs - Before Non-Core Gains and Charges:
Operating Expenses	$149.8	$132.0	(14)%	$550.1	$520.1	(6)%
Selling and Administrative Expenses	163.7	154.4	(6)%	621.2	572.2	(9)%
Depreciation and Amortization	15.1	17.6	14%	63.1	71.2	11%
Restructuring Expense	—	—	N/M	—	—	N/M

Total Operating Costs - Before Non-Core Gains and Charges	$328.6	$304.0	(8)%	$1,234.4	$1,163.5	(6)%

	Quarter Ended		Full Year
	December 31,		December 31,

Amounts in millions	2014	2013	2014	2013

Operating Expenses - GAAP Results	$149.8	$162.3	$557.6	$550.5
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	—	—	(0.2)	(0.1)
Impaired Assets - Data Supply Chain	—	(28.2)	—	(28.2)
Impaired Assets - Third Party Arrangement	—	(0.4)	—	(0.4)
Impaired Assets - China Trade Portal	—	(1.7)	—	(1.7)
Impaired Assets - Parsippany, NJ Building	—	—	(7.3)	—

Operating Expenses - Before Non-Core Gains and (Charges)	$149.8	$132.0	$550.1	$520.1

Selling and Admin - GAAP Results	$164.5	$158.6	$624.7	$582.5
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.8)	(1.2)	(3.5)	(7.3)
Impaired Assets - Third Party Arrangement	—	(2.7)	—	(2.7)
Impaired Assets - Trademark in Australia	—	(0.3)	—	(0.3)

Selling and Admin - Before Non-Core Gains and (Charges)	$163.7	$154.4	$621.2	$572.2

Depreciation and Amortization - GAAP Results	$15.1	$17.6	$63.1	$71.2
None	—	—	—	—

Depreciation and Amortization - Before Non-Core Gains and (Charges)	$15.1	$17.6	$63.1	$71.2

Restructuring - GAAP Results	$3.0	$3.3	$14.9	$13.9
Restructuring	(3.0)	(3.3)	(14.9)	(13.9)

Restructuring - Before Non-Core Gains and (Charges)	$—	$—	$—	$—

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Financial Data (unaudited)

	Quarter Ended

Amounts in millions	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013

Net Debt Position:
Cash and Cash Equivalents	$319.4	$310.0	$285.9	$268.3	$235.9
Short-Term Debt	(301.1)	(0.1)	(0.1)	(0.1)	(0.1)
Long-Term Debt	(1,352.2)	(1,633.3)	(1,566.8)	(1,513.8)	(1,516.0)

Net Debt	$(1,333.9)	$(1,323.4)	$(1,281.0)	$(1,245.6)	$(1,280.2)

	Full Year

Amounts in millions	Dec 31, 2014	Dec 31, 2013	% Change Fav/(Unfav)

Free Cash Flow:
Net Cash Provided By Operating Activities - GAAP Results	$315.5	$333.3	(5)%
Less:
Capital Expenditures - GAAP Results	12.2	9.5	(28)%
Additions to Computer Software & Other Intangibles - GAAP Results	41.7	45.6	9%

Free Cash Flow	$261.6	$278.2	(6)%
Legacy Tax Matters (Refund) Payment	—	—	N/M
Free Cash Flow Excluding Legacy Tax Matters	$261.6	$278.2	(6)%

	Full Year

Amounts in millions	Dec 31, 2014	Dec 31, 2013	% Change Fav/(Unfav)

Net Cash Provided By Operating Activities excluding Legacy Tax Matters:
Net Cash Provided By Operating Activities - GAAP Results	$315.5	$333.3	(5)%
Legacy Tax Matters (Refund) Payment	—	—	N/M
Net Cash Provided By Operating Activities Excluding Legacy Tax Matters	$315.5	$333.3	(5)%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 5
Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures

(1)	The following table reconciles Divested and Other Business included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2014	2013	2014	2013
	Divested and Other Business:
	India Event Planning/Rural Marketing Businesses	$—	$—	$—	$1.0
	Ireland Small Corporate Registry Business	—	0.1	0.1	0.6
	Total Divested and Other Business	$—	$0.1	$0.1	$1.6

(2)	The following table reconciles North America Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2014	2013	2014	2013
	North America Operating Income - GAAP Results (Schedule 1)	$151.7	$124.6	$397.8	$407.4
	Impaired Assets - Parsippany, NJ Building	—	—	(7.3)	—
	Impaired Assets - Data Supply Chain	—	(28.2)	—	(28.2)
	Impaired Assets - Third Party Arrangement	—	(3.1)	—	(3.1)
	North America Operating Income - Before Non-Core Gains and (Charges) (Schedule 2)	$151.7	$155.9	$405.1	$438.7

(3)	The following table reconciles Asia Pacific Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2014	2013	2014	2013
	Asia Pacific Operating Income - GAAP Results (Schedule 1)	$7.2	$3.1	$28.8	$19.0
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	—	—	(0.2)	—
	Impaired Assets - China Trade Portal	—	(1.7)	—	(1.7)
	Impaired Assets - Trademark in Australia	—	(0.3)	—	(0.3)
	Asia Pacific Operating Income - Before Non-Core Gains and (Charges) (Schedule 2)	$7.2	$5.1	$29.0	$21.0

(4)	The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2014	2013	2014	2013
	Corporate and Other - GAAP Results (Schedule 1)	$(22.5)	$(16.3)	$(80.4)	$(62.2)
	Restructuring Charges	(3.0)	(3.3)	(14.9)	(13.9)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.8)	(1.2)	(3.5)	(7.4)
	Corporate and Other - Before Non-Core Gains and (Charges) (Schedule 2)	$(18.7)	$(11.8)	$(62.0)	$(40.9)

(5)	The following table reconciles Total Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2014	2013	2014	2013
	Total Operating Income - GAAP Results	$157.4	$134.9	$421.5	$437.1
	Restructuring Charges	(3.0)	(3.3)	(14.9)	(13.9)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.8)	(1.2)	(3.7)	(7.4)
	Impaired Assets - Parsippany, NJ Building	—	—	(7.3)	—
	Impaired Assets - Data Supply Chain	—	(28.2)	—	(28.2)
	Impaired Assets - Third Party Arrangement	—	(3.1)	—	(3.1)
	Impaired Assets - China Trade Portal	—	(1.7)	—	(1.7)
	Impaired Assets - Trademark in Australia	—	(0.3)	—	(0.3)
	Total Operating Income - Before Non-Core Gains and (Charges)	$161.2	$172.7	$447.4	$491.7

(6)	The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2014	2013	2014	2013
	Other Income (Expense)-Net - GAAP Results (Schedule 1)	$(0.3)	$(0.2)	$(31.3)	$(1.7)
	Effect of Legacy and Other Tax Matters	—	0.2	(28.6)	0.8
	Other Income (Expense)-Net - Before Non-Core Gains and (Charges) (Schedule 2)	$(0.3)	$(0.4)	$(2.7)	$(2.5)

Total Pre-Tax Impacts:
(Summarizes the Effects on Operating Income and Other Income (Expense) - Net)
	Quarter Ended		Full Year
	December 31,		December 31,
Amounts in millions	2014	2013	2014	2013
Restructuring Charges	$(3.0)	$(3.3)	$(14.9)	$(13.9)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.8)	(1.2)	(3.7)	(7.4)
Impaired Assets - Parsippany, NJ Building	—	—	(7.3)	—
Impaired Assets - Data Supply Chain	—	(28.2)	—	(28.2)
Impaired Assets - Third Party Arrangement	—	(3.1)	—	(3.1)
Impaired Assets - China Trade Portal	—	(1.7)	—	(1.7)
Impaired Assets - Trademark in Australia	—	(0.3)	—	(0.3)
Effect of Legacy and Other Tax Matters	—	0.2	(28.6)	0.8
Total Pre-Tax Impacts	$(3.8)	$(37.6)	$(54.5)	$(53.8)

The Dun & Bradstreet Corporation	Schedule 5
Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures

(7)	The following table reconciles Net Income Attributable to Dun & Bradstreet included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2014	2013	2014	2013

	Net Income Attributable to Dun & Bradstreet - GAAP Results (Schedule 1)	$91.7	$75.3	$294.4	$258.5

	Restructuring Charges	(2.6)	(2.4)	(10.8)	(10.3)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.4)	(0.7)	(2.4)	(4.6)
	Impaired Assets - Parsippany, NJ Building	—	—	(4.5)	—
	Impaired Assets - Data Supply Chain	—	(23.2)	—	(23.2)
	Impaired Assets - Third Party Arrangement	—	(1.9)	—	(1.9)
	Impaired Assets - China Trade Portal	—	(1.7)	—	(1.7)
	Impaired Assets - Trademark in Australia	—	(0.3)	—	(0.3)
	Effect of Legacy and Other Tax Matters	—	—	37.2	—

	After-Tax Impact	(3.0)	(30.2)	19.5	(42.0)

	Net Income Attributable to Dun & Bradstreet - Before Non-Core Gains and (Charges) (Schedule 2)	$94.7	$105.5	$274.9	$300.5

(8)	The following table reconciles Diluted Earnings Per Share Attributable to Dun & Bradstreet included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
		2014	2013	2014	2013

	Diluted EPS Attributable to Dun & Bradstreet - GAAP Results (Schedule 1)	$2.53	$1.96	$7.99	$6.54

	Restructuring Charges	(0.07)	(0.07)	(0.30)	(0.26)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.01)	(0.02)	(0.06)	(0.11)
	Impaired Assets - Parsippany, NJ Building	—	—	(0.12)	—
	Impaired Assets - Data Supply Chain	—	(0.60)	—	(0.59)
	Impaired Assets - Third Party Arrangement	—	(0.05)	—	(0.05)
	Impaired Assets - China Trade Portal	—	(0.04)	—	(0.04)
	Impaired Assets - Trademark in Australia	—	(0.01)	—	(0.01)
	Effect of Legacy and Other Tax Matters	—	—	1.01	—

	Diluted EPS Attributable to Dun & Bradstreet - Before Non-Core Gains and (Charges) (Schedule 2)	$2.61	$2.75	$7.46	$7.60

N/M - Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

*Total revenue excluding the revenue of divested and shut-down businesses is referred to as “core revenue.” Core revenue includes the revenue from acquired businesses from the date of acquisition
*Core revenue growth, excluding the effects of foreign exchange, is referred to as “core revenue growth before the effects of foreign exchange.” We also separately, from time to time, analyze core revenue growth before the effects of foreign exchange among two components, “organic core revenue growth” and “core revenue growth from acquisitions”

*Results (such as operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) exclude Restructuring Charges (whether recurring or non-recurring) and certain other items that we consider do not reflect our underlying business performance. We refer to these Restructuring Charges and other items as “non-core gains and (charges)”

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.